UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2008

SMF ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-21825	65-0707824
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 W. Cypress Creek Rd., Suite 400	Fort Lauderdale, Florida	33309
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(954) 308-4200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On June 26, 2008, SMF Energy Corporation (the “Company”) received a Nasdaq Staff Determination Letter (the Letter”) indicating that its common stock had not regained compliance with the $1.00 minimum bid price continued listing requirement set forth in Marketplace Rule 4310(c)(4) during the 180 day period provided by Nasdaq to the Company in December 2007 in accordance with Marketplace Rule 4310(c)(8)(D). The Letter further states that the Company must file an appeal of the Staff’s determination to a Nasdaq Listing Qualifications Panel (the “Panel”) prior to July 3, 2008, or its common stock will be subject to delisting from The Nasdaq Capital Market at the opening of business on July 8, 2008. On July 1, 2008, the Company filed its appeal of the Staff’s determination and has been granted a hearing before the Panel on August 14, 2008. No further delisting action will be taken by Nasdaq until the Company’s appeal is heard and a final decision is issued by the Panel.

At the hearing, the Company intends to seek an exception to the minimum bid price requirement to allow time for the Company to complete a reverse stock split, and for the reverse stock split to take effect. This plan of action has generally been the only definitive plan acceptable to Panels to resolve bid price deficiency. However, there can be no assurance that the Panel will grant the Company’s request for continued listing on this basis or that the increase in the Company’s stock price above the minimum bid price post a reverse stock split will either exceed or remain in excess of the $1.00 minimum bid price. The market price of our common stock may be affected by various factors unrelated to the number of shares outstanding after the reverse stock split, including our future performance, trading activities in our common stock, and current market conditions.

A copy of the Company’s press release announcing receipt of the Nasdaq Staff Determination Letter is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release of SMF Energy Corporation, dated July 2, 2008, announcing receipt of the Nasdaq Staff Determination Letter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2008	SMF ENERGY CORPORATION

	By:	/s/ Richard E. Gathright
Richard E. Gathright Chief Executive Officer and President

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release of SMF Energy Corporation, dated July 2, 2008, announcing receipt of the Nasdaq Staff Determination Letter.